UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01608

Franklin High Income Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 5/31

Date of reporting period: 5/31/17

Item 1. Reports to Stockholders.

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

During the 12 months ended May 31, 2017, mostly upbeat economic data, improved U.S. corporate earnings and generally supportive monetary policies were positives for the securities markets. After maintaining its target interest rate in the 0.25%–0.50% range for nearly a year, the U.S. Federal Reserve (Fed) increased its target range for the federal funds rate twice, in December 2016 and March 2017, to 0.75%–1.00%. The 10-year U.S. Treasury yield began the period at 1.84% and ended the period at 2.21%. In this environment, investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, posted a +1.58% total return.1 Below investment-grade bonds, as measured by the Credit Suisse High Yield Index, generated a +14.35% total return.1

A couple of weeks after the end of the reporting period, the Fed raised its target range a quarter point to 1.00%–1.25%. Despite low inflation, the Fed made this decision amid signs of a strengthening labor market and moderately rising economic activity.

In all economic environments, we are committed to our long-term perspective and disciplined investment approach as we conduct a diligent, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

In addition, Franklin High Income Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Christopher J. Molumphy, CFA

President and Chief Executive Officer –

Investment Management

Franklin High Income Trust

This letter reflects our analysis and opinions as of May 31, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

Contents

Annual Report

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Franklin High Income Fund

We are pleased to bring you Franklin High Income Fund’s annual report for the fiscal year ended May 31, 2017.

Your Fund’s Goals and Main Investments

The Fund seeks a high level of current income, with a secondary goal of capital appreciation, by investing predominantly in high yield, lower rated debt securities including bonds, notes, debentures, convertible securities and senior and subordinated debt securities. The Fund may also invest in preferred stocks.

Performance Overview

The Fund’s Class A shares had a +16.82% cumulative total return for the 12 months under review. In comparison, the benchmark Credit Suisse (CS) High Yield Index, which tracks the high yield debt market, returned +14.35%.1 The Fund’s peers had a +11.43% total return, as measured by the Lipper High Yield Funds Classification Average, which consists of funds chosen by Lipper that aim at high relative current yield from fixed income securities.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. economy expanded during the 12 months under review. The economy strengthened in 2016’s third quarter, but moderated in the next two quarters, largely due to declines in private inventory investment and government spending. The manufacturing sector generally expanded, and the services sector also continued to grow. The unemployment rate decreased from 4.7% in May 2016 to 4.3% at period-end.3

Assets Allocation*

Based on Total Net Assets as of 5/31/17

*Includes common, convertible preferred stocks, escrows and litigation trusts as well as other equity investments.

Monthly retail sales were volatile, but grew during most of the period. Annual inflation, as measured by the Consumer Price Index, increased from 1.0% to 1.9% during the period.

After maintaining its target interest rate in the 0.25%–0.50% range for nearly a year, the U.S. Federal Reserve (Fed), at its December meeting, increased its target range for the federal funds rate to 0.50%–0.75%, as policymakers noted improvement in the U.S. labor market and inflation. The Fed, at its March meeting, made the widely anticipated increase in its federal funds target rate to 0.75%–1.00%. Following a soft batch of data releases in April, the Fed, at its May meeting, kept its interest rate unchanged. However, the committee members viewed the recent economic slowdown as transitory, increasing market expectations of a rate hike at its June meeting.

The 10-year Treasury yield, which moves inversely to its price, shifted throughout the period. This yield declined earlier in the period due to negative interest rates in Japan and Europe, central banks’ purchases of government bonds and the U.K.’s historic referendum to leave the European Union in June 2016 (also known as “Brexit”). The yield rose in October due to positive economic data and signals from the Fed about the

1. Source: Credit Suisse Group.

2. Source: Lipper, a Thomson Reuters Company. For the 12-month period ended 5/31/17, this category consisted of 663 funds. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. Fund performance relative to the average may have differed if these or other factors had been considered. The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 15.

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FRANKLIN HIGH INCOME FUND

Dividend Distributions*

6/1/16–5/31/17

		Dividend per Share (cents)
					Advisor
Month	Class A	Class C	Class R	Class R6	Class
June	0.93	0.85	0.87	0.99	0.95
July	0.93	0.85	0.87	0.99	0.95
August	0.93	0.85	0.87	0.99	0.95
September	0.93	0.85	0.87	0.97	0.95
October	0.83	0.75	0.77	0.87	0.85
November	0.83	0.75	0.77	0.87	0.85
December	0.83	0.75	0.77	0.87	0.85
January	0.83	0.75	0.77	0.87	0.85
February	0.83	0.75	0.77	0.87	0.85
March	0.83	0.75	0.77	0.87	0.85
April	0.83	0.75	0.77	0.87	0.85
May	0.83	0.75	0.77	0.87	0.85
Total	10.36	9.40	9.64	10.90	10.60

*The distribution amount is the sum of all net investment income distributions for the period shown. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

possibility of an increase in interest rates in the near term. The yield further increased in November and December, amid a bond market sell-off, based on investor expectations that possible expansionary fiscal policies under new U.S. President Donald Trump could lead to a stronger economy and higher inflation. However, geopolitical tensions in the Middle East and the Korean peninsula, U.S. political turmoil, soft U.S. economic data and uncertainty on whether the Fed would raise rates again in 2017 resulted in a decline in the yield in the latter part of the period. Overall, the 10-year U.S. Treasury yield rose from 1.84% at the beginning of the period to 2.21% at period-end.

Investment Strategy

We are research driven, fundamental investors who rely on our team of analysts to provide in-depth industry expertise and use qualitative and quantitative analysis to evaluate companies. As “bottom-up” investors, we focus primarily on individual securities but consider sectors when choosing investments and, from time to time, may have significant investments in certain sectors. In selecting securities, we consider a variety of factors, including the issuer’s experience and managerial strength, its sensitivity to economic conditions, and its current and prospective financial condition.

Manager’s Discussion

Over the past 12 months, market volatility has been affected by unexpected events on the political front, from Britain’s vote to exit the European Union, to the U.S. presidential election, yet the financial markets have largely shrugged off the results and have instead focused on the continuation of moderate economic growth and supportive central bank policies across the globe. Stocks have held near a record high with a solid first-quarter earnings season and investor expectations for potential U.S. tax reform supporting valuations. At period-end, the 10-year U.S. Treasury yield rose to 2.21%, which was lower than the historical average and continued to support returns across fixed income markets. The Federal Reserve (Fed) moved to normalize policy and raised its target range from 0.25%–0.50% to 0.50%–0.75% in December of 2016 and then again to 0.75%–1.00% in March of 2017 based on moderate economic growth it felt was sustainable and a declining unemployment rate.

As moderate economic growth continued and commodity-related defaults from last year became less of a factor, the default rate declined at the end of May to the lowest level since March 2014.4 The declining default rate helped the performance of lower-rated credits and CCC-rated companies, which outperformed higher rated categories. Returns for the high yield corporate bond market were positively influenced by a broad recovery in the energy and metals and mining sectors as commodity prices generally recovered during the period.5 The health care sector experienced heightened volatility driven by policy uncertainty surrounding efforts to repeal and replace the Affordable Care Act.6

The technical trading environment continued to support high yield returns as well. New issue activity continued to be fairly light with many of the proceeds allocated toward refinancing existing debt. This trend resulted in an undersupplied high yield market relative to investor demand. As a result, spreads to comparable treasuries contracted over the period, ending within their long-term historical averages. Spread compression benefited returns as bond prices continued to increase.

Looking at sectors that drove the Fund’s performance relative to peers, the Fund’s heavier exposure to metals and mining was a significant contributor. Many of the companies we held during the period not only implemented cost-cutting and efficiency efforts, but also benefited directly from the more

4. Source: JPMorgan.

5. Metals and mining is part of materials in the SOI.

6. The health care sector comprises health care equipment and services and pharmaceuticals, biotechnology and life sciences in the SOI.

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FRANKLIN HIGH INCOME FUND

Top 10 Holdings by Issuer*

5/31/17

Company Sector/Industry	% of Total Net Assets
CIT Group Inc.	2.4%
Banks
HCA Inc.	1.9%
Health Care Equipment & Services
Sprint Communications Inc.	1.6%
Telecommunication Services
Navient Corp.	1.5%
Diversified Financials
First Data Corp.	1.4%
Software & Services
Valeant Pharmaceuticals International Inc.	1.4%
Pharmaceuticals, Biotechnology & Life Sciences
CSC Holdings LLC	1.3%
Media
CenturyLink Inc.	1.2%
Telecommunication Services
Post Holdings Inc.	1.1%
Food, Beverage & Tobacco
BMC Software Finance Inc.	1.1%
Software & Services

*Securities are listed by issuer, which may appear by another name in the SOI.

favorable commodity environment. The Fund’s underweighting to the retail sector also aided relative peer performance as many retailers declined due to rapidly shifting consumer spending habits, the most notable being the accelerating shift away from mall-based retailers in favor of online shopping.

Some of the Fund’s industry allocations negatively impacted relative performance. For example, the Fund held an overweighted position in health care, which underperformed given an uncertain regulatory environment in light of potential and ongoing health care reform. Additionally, the Fund held overweighted exposures in the food, beverage and tobacco and container and packaging industries.7 As these industries are all considered relatively defensive, the Fund’s heavier weighting in these industries detracted from relative performance as more speculative-type exposure generally outperformed during the period.

Thank you for your continued participation in Franklin’s High Income Fund. We look forward to serving you future investment needs.

Christopher J. Molumphy, CFA

Glenn I. Voyles, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

7. Containers and packaging is part of materials in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN HIGH INCOME FUND

Performance Summary as of May 31, 2017

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 5/31/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[2]	Average Annual Total Return[3]

A
1-Year	+16.82%		+11.66%
5-Year	+32.55%		+4.86%
10-Year	+80.44%		+5.60%

Advisor
1-Year	+16.29%		+16.29%
5-Year	+32.79%		+5.84%
10-Year	+82.90%		+6.22%

	Distribution Rate[4]	30-Day Standardized Yield[5]

Share Class		(with waiver)	(without waiver)

A	5.01%	4.53%	4.51%
Advisor	5.34%	4.88%	4.86%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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FRANKLIN HIGH INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (6/1/07–5/31/17)

Advisor Class (6/1/07–5/31/17)

See page 8 for Performance Summary footnotes.

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FRANKLIN HIGH INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	5/31/17	5/31/16	Change
A (FHAIX)	$1.91	$1.73	+$0.18
C (FCHIX)	$1.93	$1.75	+$0.18
R (FHIRX)	$1.94	$1.76	+$0.18
R6 (FHRRX)	$1.90	$1.73	+$0.17
Advisor (FVHIX)	$1.91	$1.74	+$0.17
Distributions (6/1/16–5/31/17)
Share Class	Net Investment Income
A	$0.1036
C	$0.0940
R	$0.0964
R6	$0.1090
Advisor	$0.1060

Total Annual Operating Expenses[8]
Share Class	With Waiver	Without Waiver
A	0.78%	0.79%
Advisor	0.63%	0.64%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The risks associated with higher yielding, lower rated securities include higher risk of default and loss of principal. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. In addition, interest rate movements will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Investment in foreign securities also involves special risks, including currency fluctuations, and political and economic uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 9/30/17. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Distribution rate is based on an annualization of the respective class’s May dividend and the maximum offering price (NAV for Advisor class) per share on 5/31/17.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Source: Credit Suisse Group. The CS High Yield Index is designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market.

7. Source: Lipper, a Thomson Reuters Company. The Lipper High Yield Funds Classification Average is calculated by averaging the total returns of funds within the Lipper High Yield Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper High Yield Funds are defined as funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the one-year period ended 5/31/17, there were 663 funds in this category. Lipper calculations do not include sales charges.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN HIGH INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 12/1/16	Value 5/31/17	12/1/16–5/31/17[1,2]	Value 5/31/17	12/1/16–5/31/17[1,2]	Ratio[2]

A	$1,000	$1,071.70	$3.77	$1,021.29	$3.68	0.73%
C	$1,000	$1,068.20	$6.34	$1,018.80	$6.19	1.23%
R	$1,000	$1,068.50	$5.57	$1,019.55	$5.44	1.08%
R6	$1,000	$1,073.40	$2.53	$1,022.49	$2.47	0.49%
Advisor	$1,000	$1,072.40	$3.00	$1,022.04	$2.92	0.58%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN HIGH INCOME TRUST

Financial Highlights

Franklin High Income Fund

	Year Ended May 31,
	2017	2016	2015	2014		2013
Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$1.73	$2.01	$2.15	$2.12		$1.97

Income from investment operations[a]:

Net investment income[b]	0.10	0.11	0.12	0.13		0.13

Net realized and unrealized gains (losses)	0.18	(0.27)	(0.14)	0.03		0.16

Total from investment operations	0.28	(0.16)	(0.02)	0.16		0.29

Less distributions from net investment income	(0.10)	(0.12)	(0.12)	(0.13)		(0.14)

Net asset value, end of year.	$ 1.91	$ 1.73	$ 2.01	$ 2.15		$ 2.12

Total return[c]	16.82%	(8.08)%	(0.83)%	8.01%		15.24%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.77%	0.78%	0.76%	0.76%		0.76%

Expenses net of waiver and payments by affiliates[d]	0.76%	0.77%	0.76% [e]	0.76%	[e]	0.76%

Net investment income	5.38%	6.15%	5.76%	6.10%		6.49%

Supplemental data

Net assets, end of year (000’s)	$2,788,669	$2,745,474	$3,611,985	$4,058,942		$3,920,619

Portfolio turnover rate	35.06%	18.58%	34.67%	29.33%		28.89%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN HIGH INCOME TRUST

FINANCIAL HIGHLIGHTS

Franklin High Income Fund (continued)

	Year Ended May 31,
	2017	2016	2015	2014		2013
Class C

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$1.75	$2.03	$2.17	$2.13		$1.99

Income from investment operations[a]:

Net investment income[b]	0.09	0.10	0.11	0.12		0.13

Net realized and unrealized gains (losses)	0.18	(0.27)	(0.14)	0.04		0.14

Total from investment operations	0.27	(0.17)	(0.03)	0.16		0.27

Less distributions from net investment income	(0.09)	(0.11)	(0.11)	(0.12)		(0.13)

Net asset value, end of year.	$1.93	$1.75	$2.03	$2.17		$2.13

Total return[c]	16.02%	(8.46)%	(1.32)%	7.90%		13.99%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.27%	1.28%	1.26%	1.26%		1.26%

Expenses net of waiver and payments by affiliates[d]	1.26%	1.27%	1.26% [e]	1.26%	[e]	1.26%

Net investment income	4.88%	5.65%	5.26%	5.60%		5.99%

Supplemental data

Net assets, end of year (000’s)	$563,539	$563,218	$784,613	$907,458		$814,757

Portfolio turnover rate	35.06%	18.58%	34.67%	29.33%		28.89%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN HIGH INCOME TRUST

FINANCIAL HIGHLIGHTS

Franklin High Income Fund (continued)

	Year Ended May 31,
	2017	2016	2015	2014		2013
Class R

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$1.76	$2.04	$2.18	$2.14		$2.00

Income from investment operations[a]:

Net investment income[b]	0.09	0.10	0.11	0.12		0.13

Net realized and unrealized gains (losses)	0.19	(0.27)	(0.14)	0.04		0.14

Total from investment operations	0.28	(0.17)	(0.03)	0.16		0.27

Less distributions from net investment income	(0.10)	(0.11)	(0.11)	(0.12)		(0.13)

Net asset value, end of year.	$1.94	$1.76	$2.04	$2.18		$2.14

Total return	16.07%	(8.27)%	(1.16)%	8.02%		14.05%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.12%	1.13%	1.11%	1.11%		1.11%

Expenses net of waiver and payments by affiliates[c]	1.11%	1.12%	1.11% [d]	1.11%	[d]	1.11%

Net investment income	5.03%	5.80%	5.41%	5.75%		6.14%

Supplemental data

Net assets, end of year (000’s)	$187,180	$227,440	$323,397	$363,756		$335,335

Portfolio turnover rate	35.06%	18.58%	34.67%	29.33%		28.89%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

12	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN HIGH INCOME TRUST

FINANCIAL HIGHLIGHTS

Franklin High Income Fund (continued)

	Year Ended May 31,
	2017	2016	2015	2014		2013[a]
Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$1.73	$2.01	$2.15	$2.12		$2.14

Income from investment operations[b]:

Net investment income[c]	0.10	0.11	0.12	0.13		0.01

Net realized and unrealized gains (losses)	0.18	(0.27)	(0.13)	0.04		(0.03)

Total from investment operations	0.28	(0.16)	(0.01)	0.17		(0.02)

Less distributions from net investment income	(0.11)	(0.12)	(0.13)	(0.14)		—

Net asset value, end of year	$1.90	$1.73	$2.01	$2.15		$2.12

Total return[d]	16.56%	(7.78)%	(0.57)%	8.27%		(0.93)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.49%	0.47%	0.47%	0.49%		0.48%

Expenses net of waiver and payments by affiliates[f]	0.48%	0.46%	0.47% [g]	0.49%	[g]	0.48%

Net investment income	5.66%	6.46%	6.05%	6.37%		6.78%

Supplemental data

Net assets, end of year (000’s)	$33,371	$37,872	$81,133	$35,633		$298

Portfolio turnover rate	35.06%	18.58%	34.67%	29.33%		28.89%

aFor the period May 1, 2013 (effective date) to May 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

FRANKLIN HIGH INCOME TRUST

FINANCIAL HIGHLIGHTS

Franklin High Income Fund (continued)

	Year Ended May 31,
	2017	2016	2015	2014		2013
Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$1.74	$2.01	$2.15	$2.12		$1.98

Income from investment operations[a]:

Net investment income[b]	0.10	0.11	0.12	0.13		0.14

Net realized and unrealized gains (losses)	0.18	(0.26)	(0.14)	0.04		0.14

Total from investment operations	0.28	(0.15)	(0.02)	0.17		0.28

Less distributions from net investment income	(0.11)	(0.12)	(0.12)	(0.14)		(0.14)

Net asset value, end of year	$1.91	$1.74	$2.01	$2.15		$2.12

Total return	16.29%	(7.39)%	(0.69)%	8.15%		14.81%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.62%	0.63%	0.61%	0.61%		0.61%

Expenses net of waiver and payments by affiliates[c]	0.61%	0.62%	0.61% [d]	0.61%	[d]	0.61%

Net investment income	5.53%	6.30%	5.91%	6.25%		6.64%

Supplemental data

Net assets, end of year (000’s)	$488,699	$526,634	$1,443,439	$1,720,196		$1,275,166

Portfolio turnover rate	35.06%	18.58%	34.67%	29.33%		28.89%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN HIGH INCOME TRUST

Statement of Investments, May 31, 2017

Franklin High Income Fund

		Country	Shares/ Warrants	Value

	Common Stocks and Other Equity Interests 2.8%
	Energy 2.5%
[a]	Alpha Natural Resources Holdings Inc.	United States	39,468	$161,819
[a]	Amplify Energy Corp.	United States	450,023	6,232,819
[a]	ANR Inc., C1	United States	39,468	611,754
[a]	Chaparral Energy Inc., A	United States	213,001	4,899,023
[a,b]	Chaparral Energy Inc., A, 144A	United States	5,033	129,373
[a]	Chaparral Energy Inc., B	United States	43,062	990,426
[a]	CHC Group LLC	Cayman Islands	386,335	4,442,852
[a]	Contura Energy Inc.	United States	6,322	467,828
[a]	Contura Energy Inc., wts., 7/26/23	United States	4,571	144,444
[a]	Energy XXI Gulf Coast Inc.	United States	458,346	11,930,746
[a]	Energy XXI Gulf Coast Inc., wts., 12/30/21	United States	124,561	211,754
[a,c]	Goodrich Petroleum Corp.	United States	1,049,684	12,680,183
[a,c,d]	Goodrich Petroleum Corp., wts., 10/12/26	United States	515,625	6,224,546
[a,b]	Halcon Resources Corp.	United States	1,889,580	11,288,392
[a]	Halcon Resources Corp., wts., 9/09/20	United States	145,844	123,967
[a]	Linn Energy Inc.	United States	423,986	13,016,370
[a]	Midstates Petroleum Co. Inc.	United States	11,378	195,246
[a,d]	Midstates Petroleum Co. Inc., wts., 4/21/20	United States	80,604	5,339
[a,d]	Nine Point Energy LLC	United States	369,532	5,173,448
[a]	Penn Virginia Corp.	United States	313,308	13,409,582
[a,c,e]	Titan Energy LLC	United States	289,137	2,732,345
[a]	W&T Offshore Inc.	United States	1,686,995	3,441,470

				98,513,726

	Materials 0.0%†
[a]	Verso Corp., A	United States	83,362	285,098
[a]	Verso Corp., wts., 7/25/23	United States	8,775	1,317

				286,415

	Transportation 0.0%†
[a,d]	CEVA Holdings LLC	United States	3,364	706,486

	Utilities 0.3%
	Vistra Energy Corp.	United States	856,299	12,647,536

	Total Common Stocks and Other Equity Interests (Cost $285,247,808)			112,154,163

	Convertible Preferred Stocks 0.2%
	Energy 0.2%
[a,b]	Nine Point Energy Holdings Inc., cvt. pfd	United States	8,080	7,777,723

	Transportation 0.0%†
[a,d]	CEVA Holdings LLC, cvt. pfd., A-1	United States	134	43,550
[a,d]	CEVA Holdings LLC, cvt. pfd., A-2	United States	7,283	1,747,829

				1,791,379

	Total Convertible Preferred Stocks (Cost $18,588,881)			9,569,102

franklintempleton.com	Annual Report	15

FRANKLIN HIGH INCOME TRUST

STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)

		Country	Principal Amount*	Value

	Convertible Bonds 1.0%
	Energy 1.0%
	CHC Group LLC/CHC Finance Ltd., cvt., zero cpn., 10/01/20	Cayman Islands	$19,897,092	$32,830,202
[c,f]	Goodrich Petroleum Corp., senior secured note, second lien, PIK, cvt., 13.50%, 8/30/19	United States	8,250,000	8,925,469

	Total Convertible Bonds (Cost $42,564,119)			41,755,671

	Corporate Bonds 91.6%
	Automobiles & Components 1.4%
	Fiat Chrysler Automobiles NV, senior note, 5.25%, 4/15/23	United Kingdom	17,500,000	17,711,488
	The Goodyear Tire & Rubber Co., senior bond, 5.00%, 5/31/26	United States	14,400,000	14,876,928
	senior note, 5.125%, 11/15/23	United States	15,000,000	15,825,000
[g]	International Automotive Components Group SA, senior secured note, 144A, 9.125%, 6/01/18	United States	8,000,000	7,860,000

				56,273,416

	Banks 4.5%
[h]	Bank of America Corp., junior sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	42,500,000	44,332,812
	CIT Group Inc., senior note, 5.375%, 5/15/20	United States	12,000,000	12,930,000
	senior note, 5.00%, 8/15/22	United States	33,650,000	36,500,155
[h]	Citigroup Inc., junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	45,000,000	47,531,250
[h]	JPMorgan Chase & Co., junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	15,000,000	16,031,250
	junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	9,900,000	10,075,725
	Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	4,000,000	4,386,400
	sub. note, 5.125%, 5/28/24	United Kingdom	10,000,000	10,482,550

				182,270,142

	Capital Goods 4.2%
[g]	CBC Ammo LLC/CBC FinCo Inc., senior note, 144A, 7.25%, 11/15/21	Brazil	14,000,000	14,175,000
[g]	Cloud Crane Escrow LLC, secured note, second lien, 144A, 10.125%, 8/01/24	United States	3,900,000	4,251,000
[g]	Cloud Crane LLC, secured note, second lien, 144A, 10.125%, 8/01/24	United States	6,100,000	6,649,000
	CNH Industrial Capital LLC, senior note, 3.875%, 10/15/21	United States	38,000,000	38,855,000
[g]	Cortes NP Acquisition Corp., senior note, 144A, 9.25%, 10/15/24	United States	36,500,000	39,602,500
	Navistar International Corp., senior bond, 8.25%, 11/01/21	United States	13,500,000	13,727,745
[g]	Terex Corp., senior note, 144A, 5.625%, 2/01/25	United States	10,400,000	10,673,000
	TransDigm Inc., senior sub. bond, 6.50%, 7/15/24	United States	8,000,000	8,340,000
	senior sub. bond, 6.50%, 5/15/25	United States	4,200,000	4,362,750
	senior sub. bond, 6.375%, 6/15/26	United States	8,200,000	8,425,500
	senior sub. note, 6.00%, 7/15/22	United States	9,400,000	9,763,075
	[g]senior sub. note, 144A, 6.50%, 5/15/25	United States	10,000,000	10,387,500

				169,212,070

	Commercial & Professional Services 1.1%
[d,i]	Goss Graphic Systems Inc., senior sub. note, 12.25%, 11/19/05	United States	9,053,899	905
	United Rentals North America Inc.,
	senior bond, 5.75%, 11/15/24	United States	14,000,000	14,857,640
	senior bond, 5.875%, 9/15/26	United States	9,600,000	10,211,904
	senior bond, 5.50%, 5/15/27	United States	18,400,000	18,952,000

				44,022,449

16	Annual Report	franklintempleton.com

FRANKLIN HIGH INCOME TRUST

STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Consumer Durables & Apparel 3.5%
[g]	Beazer Homes USA Inc., senior note, 144A, 6.75%, 3/15/25	United States	$8,700,000	$9,069,750
[g]	Hanesbrands Inc., senior note, 144A, 4.625%, 5/15/24	United States	26,300,000	26,431,500
	KB Home, senior bond, 7.50%, 9/15/22	United States	23,000,000	26,197,000
	senior note, 7.00%, 12/15/21	United States	10,000,000	11,312,500
	PulteGroup Inc., senior bond, 5.00%, 1/15/27	United States	32,100,000	32,701,875
[g]	Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., senior note, 144A, 5.875%, 4/15/23	United States	8,800,000	9,438,000
	senior note, 144A, 5.625%, 3/01/24	United States	25,000,000	26,312,500

				141,463,125

	Consumer Services 5.5%
[g]	1011778 BC ULC/New Red Finance Inc., senior secured note, first lien, 144A, 4.25%, 5/15/24	Canada	21,100,000	21,126,375
[g]	24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	30,000,000	25,350,000
[g]	International Game Technology PLC, senior secured bond, 144A, 6.50%, 2/15/25	United States	24,000,000	26,220,000
	senior secured note, 144A, 6.25%, 2/15/22	United States	17,000,000	18,402,500
[g]	Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., secured note, second lien, 144A, 10.25%, 11/15/22	United States	11,500,000	12,664,375
[g]	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, senior note, 144A, 5.00%, 6/01/24	United States	15,600,000	16,267,680
	senior note, 144A, 5.25%, 6/01/26	United States	12,700,000	13,357,225
[g]	ROC Finance LLC/ROC Finance 1 Corp., senior secured note, first lien, 144A, 6.75%, 11/15/21	United States	25,100,000	26,072,625
[g]	Silversea Cruise Finance Ltd., senior secured note, first lien, 144A, 7.25%, 2/01/25	United States	19,900,000	21,355,685
[g]	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%, 3/01/25	United States	20,000,000	21,200,000
[g]	Wynn Macau Ltd., senior note, 144A, 5.25%, 10/15/21	Macau	21,500,000	22,360,000

				224,376,465

	Diversified Financials 3.2%
	Aircastle Ltd., senior note, 4.125%, 5/01/24	United States	18,000,000	18,360,000
	E*TRADE Financial Corp., senior note, 4.625%, 9/15/23	United States	10,000,000	10,368,950
[g]	MSCI Inc., senior note, 144A, 4.75%, 8/01/26	United States	5,900,000	6,077,000
	Navient Corp., senior note, 4.875%, 6/17/19	United States	4,000,000	4,145,600
	senior note, 5.00%, 10/26/20	United States	12,500,000	12,812,500
	senior note, 5.875%, 3/25/21	United States	5,000,000	5,212,500
	senior note, 6.625%, 7/26/21	United States	9,500,000	10,120,350
	senior note, 7.25%, 9/25/23	United States	27,780,000	29,335,680
[g]	Park Aerospace Holdings Ltd., senior note, 144A, 5.25%, 8/15/22	Ireland	16,200,000	17,085,978
	senior note, 144A, 5.50%, 2/15/24	Ireland	17,700,000	18,640,401

				132,158,959

franklintempleton.com	Annual Report	17

FRANKLIN HIGH INCOME TRUST

STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Energy 9.7%
[b,i]	Alpha Natural Resources Inc., second lien, 144A, 7.50%, 8/01/20	United States	$25,000,000	$—
[i]	BreitBurn Energy Partners LP/BreitBurn Finance Corp., senior bond, 7.875%, 4/15/22	United States	16,900,000	4,943,250
	California Resources Corp., [g] secured note, second lien, 144A, 8.00%, 12/15/22	United States	14,782,000	11,123,455
	senior bond, 6.00%, 11/15/24	United States	850,000	539,750
	senior note, 5.50%, 9/15/21	United States	411,000	287,700
	Calumet Specialty Products Partners LP/Calumet Finance Corp., senior note, 7.75%, 4/15/23	United States	25,100,000	22,590,000
	[g] senior note, 144A, 11.50%, 1/15/21	United States	6,800,000	7,973,000
	Cheniere Corpus Christi Holdings LLC, senior note, first lien, 7.00%, 6/30/24	United States	15,600,000	17,550,000
	senior secured note, first lien, 5.875%, 3/31/25	United States	21,500,000	23,166,250
	CONSOL Energy Inc., senior note, 8.00%, 4/01/23	United States	25,000,000	26,468,750
	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., senior note, 6.25%, 4/01/23	United States	17,000,000	17,711,790
	[g] senior note, 144A, 5.75%, 4/01/25	United States	20,000,000	20,500,000
	CSI Compressco LP/CSI Compressco Finance Inc., senior note, 7.25%, 8/15/22	United States	12,900,000	12,448,500
	Energy Transfer Equity LP, senior note, first lien, 7.50%, 10/15/20	United States	6,500,000	7,296,250
	senior secured bond, first lien, 5.875%, 1/15/24	United States	15,000,000	16,087,500
	senior secured bond, first lien, 5.50%, 6/01/27	United States	17,900,000	18,929,250
[f,g]	EnQuest PLC, 144A, PIK, 8.00%, 10/15/23	United Kingdom	21,429,276	17,507,261
	Ferrellgas LP/Ferrellgas Finance Corp., senior note, 6.75%, 6/15/23	United States	23,600,000	22,951,000
[g]	Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., senior note, 144A, 8.625%, 6/15/20	United States	6,600,000	6,435,000
[c,d,f]	Goodrich Petroleum Corp., senior secured note, second lien, PIK, 13.50%, 8/30/19	United States	575,865	568,652
	Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%, 2/15/21	United States	17,000,000	17,510,000
[g]	Murray Energy Corp., secured note, second lien, 144A, 11.25%, 4/15/21	United States	24,500,000	18,926,250
	QEP Resources Inc., senior bond, 5.375%, 10/01/22	United States	14,000,000	13,755,000
	Sabine Pass Liquefaction LLC, first lien, 5.625%, 4/15/23	United States	13,300,000	14,842,880
	senior secured note, first lien, 5.625%, 3/01/25	United States	10,000,000	11,115,010
	Sanchez Energy Corp., senior note, 7.75%, 6/15/21	United States	7,000,000	6,650,000
	senior note, 6.125%, 1/15/23	United States	8,000,000	7,080,000
[f,g]	W&T Offshore Inc., secured note, second lien, 144A, PIK, 10.75%, 5/15/20	United States	9,182,750	8,042,395
	senior secured note, third lien, 144A, PIK, 10.00%, 6/15/21	United States	8,217,777	6,441,550
	Weatherford International Ltd., senior note, 5.125%, 9/15/20	United States	5,300,000	5,339,750
	senior note, 4.50%, 4/15/22	United States	8,500,000	7,926,250
	senior note, 8.25%, 6/15/23	United States	9,600,000	10,200,000
	WPX Energy Inc., senior note, 6.00%, 1/15/22	United States	10,000,000	10,150,000

				393,056,443

	Food, Beverage & Tobacco 3.5%
[g]	Cott Holdings Inc., senior note, 144A, 5.50%, 4/01/25	Canada	37,500,000	38,484,375
[g]	JBS USA LLC/Finance Inc., senior bond, 144A, 5.875%, 7/15/24	United States	17,100,000	16,800,750
	senior note, 144A, 7.25%, 6/01/21	United States	10,000,000	10,025,000

18	Annual Report	franklintempleton.com

FRANKLIN HIGH INCOME TRUST

STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Food, Beverage & Tobacco (continued)
[g]	Lamb Weston Holdings Inc.,
	senior note, 144A, 4.625%, 11/01/24	United States	$13,900,000	$14,317,000
	senior note, 144A, 4.875%, 11/01/26	United States	17,700,000	18,231,000
[g]	Post Holdings Inc., senior bond, 144A, 5.00%, 8/15/26	United States	33,000,000	33,330,000
	senior bond, 144A, 5.75%, 3/01/27	United States	5,000,000	5,256,250
	senior note, 144A, 5.50%, 3/01/25	United States	7,500,000	7,893,750

				144,338,125

	Health Care Equipment & Services 5.3%
	CHS/Community Health Systems Inc., senior note, 7.125%, 7/15/20	United States	13,300,000	13,133,750
	senior note, 6.875%, 2/01/22	United States	4,600,000	4,105,500
	senior secured note, 5.125%, 8/01/21	United States	4,100,000	4,176,875
	senior secured note, first lien, 6.25%, 3/31/23	United States	14,200,000	14,725,400
[g]	Envision Healthcare Corp., senior note, 144A, 6.25%, 12/01/24	United States	10,300,000	11,046,750
	HCA Inc., senior bond, 5.875%, 5/01/23	United States	32,000,000	35,020,160
	senior bond, 5.375%, 2/01/25	United States	7,000,000	7,376,250
	senior secured bond, first lien, 5.25%, 4/15/25	United States	11,000,000	12,038,180
	senior secured note, first lien, 5.00%, 3/15/24	United States	20,000,000	21,478,000
[g]	MPH Acquisition Holdings LLC, senior note, 144A, 7.125%, 6/01/24	United States	17,400,000	18,638,880
	Tenet Healthcare Corp., first lien, 6.00%, 10/01/20	United States	6,700,000	7,194,125
	senior note, 5.00%, 3/01/19	United States	10,700,000	10,967,500
	senior note, 8.125%, 4/01/22	United States	12,000,000	12,705,000
	senior note, 6.75%, 6/15/23	United States	13,700,000	13,665,750
	Wellcare Health Plans Inc., senior note, 5.25%, 4/01/25	United States	29,500,000	31,159,375

				217,431,495

	Materials 13.3%
f	ARD Finance SA, secured note, PIK, 7.875%, 9/15/23.	Luxembourg	14,000,000	14,373,534
[g]	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., senior note, 144A, 6.00%, 6/30/21	Luxembourg	7,000,000	7,227,500
	senior note, 144A, 6.00%, 2/15/25	Luxembourg	10,000,000	10,300,000
[g]	Axalta Coating Systems LLC, senior note, 144A, 4.875%, 8/15/24	United States	9,600,000	9,852,000
[g]	BWAY Holding Co., senior note, 144A, 7.25%, 4/15/25	United States	27,900,000	28,458,000
[g]	Cemex SAB de CV, senior secured bond, first lien, 144A, 5.70%, 1/11/25	Mexico	30,000,000	31,681,200
	senior secured bond, first lien, 144A, 6.125%, 5/05/25	Mexico	7,000,000	7,523,635
	The Chemours Co., senior bond, 7.00%, 5/15/25	United States	8,500,000	9,456,250
	senior note, 6.625%, 5/15/23	United States	17,000,000	18,230,630
	senior note, 5.375%, 5/15/27	United States	12,200,000	12,764,250
[g]	CVR Partners LP/CVR Nitrogen Finance Corp., secured note, second lien, 144A, 9.25%, 6/15/23	United States	22,000,000	22,880,000
[g]	Eldorado Gold Corp., senior note, 144A, 6.125%, 12/15/20	Canada	21,700,000	22,351,000
[g]	First Quantum Minerals Ltd., senior note, 144A, 7.00%, 2/15/21	Canada	16,000,000	16,836,800
	senior note, 144A, 7.25%, 4/01/23	Canada	19,400,000	19,642,500
[g]	FMG Resources August 2006 Pty. Ltd., senior note, 144A, 4.75%, 5/15/22	Australia	5,000,000	5,087,500
	senior note, 144A, 5.125%, 5/15/24.	Australia	8,600,000	8,698,900

franklintempleton.com	Annual Report	19

FRANKLIN HIGH INCOME TRUST

STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Materials (continued)
[g]	Grinding Media Inc./MC Grinding Media Canada Inc., senior secured note, 144A, 7.375%, 12/15/23	United States	$9,900,000	$10,704,375
[g]	HudBay Minerals Inc., senior note, 144A, 7.25%, 1/15/23	Canada	4,800,000	5,040,000
[g]	New Gold Inc., senior note, 144A, 6.375%, 5/15/25	Canada	16,600,000	17,058,160
[g]	Novelis Corp., senior bond, 144A, 5.875%, 9/30/26	United States	15,700,000	16,288,750
	senior note, 144A, 6.25%, 8/15/24	United States	16,000,000	16,897,600
[g]	Owens-Brockway Glass Container Inc., senior note, 144A, 5.00%, 1/15/22	United States	13,000,000	13,617,500
	senior note, 144A, 5.875%, 8/15/23	United States	10,000,000	10,943,750
[g]	Petra Diamonds U.S. Treasury PLC, secured note, second lien, 144A, 7.25%, 5/01/22	South Africa	17,400,000	18,071,205
[g]	Platform Specialty Products Corp., senior note, 144A, 10.375%, 5/01/21	United States	3,300,000	3,667,125
	senior note, 144A, 6.50%, 2/01/22	United States	15,500,000	16,042,500
[g]	Rain CII Carbon LLC/CII Carbon Corp., second lien, 144A, 8.25%, 1/15/21	United States	18,700,000	19,459,781
	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, first lien, 5.75%, 10/15/20	United States	11,600,000	11,933,500
	[g] first lien, 144A, 5.125%, 7/15/23	United States	7,200,000	7,479,000
	[g,j]senior secured note, first lien, 144A, FRN, 4.658%, 7/15/21	United States	5,300,000	5,445,750
[g]	Sealed Air Corp., senior bond, 144A, 5.50%, 9/15/25	United States	14,900,000	16,092,000
	Steel Dynamics Inc., senior bond, 5.50%, 10/01/24	United States	10,000,000	10,612,500
	senior bond, 5.00%, 12/15/26	United States	15,000,000	15,300,000
	senior note, 5.125%, 10/01/21	United States	8,500,000	8,808,125
	Summit Materials LLC/Summit Materials Finance Corp., senior note, 8.50%, 4/15/22	United States	25,000,000	28,187,500
[g]	SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., senior note, 144A, 7.50%, 6/15/25	United States	30,000,000	29,550,000
[g]	Univar USA Inc., senior note, 144A, 6.75%, 7/15/23	United States	11,500,000	12,103,750

				538,666,570

	Media 9.7%
[g]	Altice U.S. Finance I Corp., senior secured bond, 144A, 5.50%, 5/15/26	United States	23,550,000	24,727,500
	AMC Networks Inc., senior note, 5.00%, 4/01/24	United States	22,800,000	23,198,772
	CCO Holdings LLC/CCO Holdings Capital Corp., senior bond, 5.25%, 9/30/22	United States	5,000,000	5,189,100
	senior bond, 5.125%, 2/15/23	United States	10,000,000	10,393,800
	[g] senior bond, 144A, 5.375%, 5/01/25	United States	12,000,000	12,735,000
	[g] senior bond, 144A, 5.75%, 2/15/26	United States	13,200,000	14,173,500
	Clear Channel Worldwide Holdings Inc., senior note, 6.50%, 11/15/22	United States	3,500,000	3,587,500
	senior note, 6.50%, 11/15/22	United States	6,500,000	6,727,500
	senior sub. note, 7.625%, 3/15/20	United States	1,650,000	1,641,750
	senior sub. note, 7.625%, 3/15/20	United States	14,000,000	14,122,500
	CSC Holdings LLC, [g] senior bond, 144A, 10.875%, 10/15/25	United States	8,600,000	10,427,500
	[g] senior bond, 144A, 5.50%, 4/15/27	United States	8,000,000	8,398,560
	senior note, 6.75%, 11/15/21	United States	5,000,000	5,543,750
	senior note, 5.25%, 6/01/24	United States	28,000,000	28,647,500

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FRANKLIN HIGH INCOME TRUST

STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Media (continued)
	DISH DBS Corp., senior bond, 5.00%, 3/15/23	United States	$5,000,000	$5,151,600
	senior note, 5.875%, 7/15/22	United States	20,000,000	21,400,000
	senior note, 5.875%, 11/15/24	United States	17,500,000	18,703,125
	iHeartCommunications Inc., senior secured bond, first lien, 9.00%, 3/01/21	United States	23,000,000	16,991,250
	senior secured note, first lien, 9.00%, 9/15/22	United States	15,000,000	11,043,750
[g]	Nexstar Broadcasting Inc., senior note, 144A, 5.625%, 8/01/24	United States	12,800,000	12,928,000
[g]	Radio One Inc., senior sub. note, 144A, 9.25%, 2/15/20	United States	19,000,000	18,287,500
	Tegna Inc., senior bond, 6.375%, 10/15/23	United States	10,000,000	10,625,000
[g]	Unitymedia KabelBW GmbH, senior bond, 144A, 6.125%, 1/15/25	Germany	23,500,000	25,145,000
[g]	Univision Communications Inc., senior secured note, first lien, 144A, 5.125%, 5/15/23	United States	5,000,000	5,068,750
	senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	16,000,000	15,860,000
[g]	Virgin Media Secured Finance PLC, senior secured bond, 144A, 5.25%, 1/15/26	United Kingdom	20,000,000	20,450,000
	senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	12,000,000	12,390,000
	senior secured bond, first lien, 144A, 5.50%, 8/15/26	United Kingdom	7,300,000	7,537,250
[g]	WMG Acquisition Corp., secured note, 144A, 4.875%, 11/01/24	United States	13,300,000	13,499,500
	secured note, first lien, 144A, 5.00%, 8/01/23	United States	8,500,000	8,733,750

				393,328,707

	Pharmaceuticals, Biotechnology & Life Sciences 4.3%
[g]	AMAG Pharmaceuticals Inc., senior note, 144A, 7.875%, 9/01/23	United States	19,000,000	18,477,500
[g]	Concordia International Corp., senior note, 144A, 7.00%, 4/15/23	Canada	23,100,000	4,908,750
	senior secured note, first lien, 144A, 9.00%, 4/01/22	Canada	11,000,000	8,250,000
[f,g]	Eagle Holdings Co. II LLC, senior note, 144A, PIK, 7.625%, 5/15/22	United States	14,200,000	14,683,226
[g]	Endo Dac/Endo Finance LLC/Endo Finco Inc., senior bond, 144A, 6.00%, 2/01/25	United States	28,400,000	25,588,400
	senior note, 144A, 6.00%, 7/15/23	United States	16,200,000	15,005,250
	Horizon Pharma Inc., senior note, 6.625%, 5/01/23	United States	24,000,000	22,620,000
[g]	Horizon Pharma Inc./Horizon Pharma USA Inc., senior note, 144A, 8.75%, 11/01/24	United States	7,300,000	7,409,500
[g]	Valeant Pharmaceuticals International, senior note, 144A, 6.375%, 10/15/20	United States	21,000,000	19,766,250
[g]	Valeant Pharmaceuticals International Inc., senior bond, 144A, 6.125%, 4/15/25	United States	12,500,000	10,015,625
	senior note, 144A, 7.50%, 7/15/21	United States	10,000,000	9,300,000
	senior note, 144A, 5.625%, 12/01/21	United States	15,000,000	12,965,625
	senior note, 144A, 7.00%, 3/15/24	United States	4,200,000	4,452,000

				173,442,126

	Real Estate 1.0%
[g]	Crescent Communities LLC/Crescent Ventures Inc., secured note, 144A, 8.875%, 10/15/21	United States	16,000,000	16,840,000
	Equinix Inc., senior bond, 5.375%, 4/01/23	United States	14,000,000	14,730,800
	MPT Operating Partnership LP/MPT Finance Corp., senior bond, 5.25%, 8/01/26	United States	7,700,000	8,123,500

				39,694,300

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FRANKLIN HIGH INCOME TRUST

STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Retailing 1.4%
	Netflix Inc.,
	[g] senior bond, 144A, 4.375%, 11/15/26	United States	$15,700,000	$15,739,250
	senior note, 5.50%, 2/15/22	United States	14,200,000	15,493,975
[g]	PetSmart Inc., senior note, 144A, 7.125%, 3/15/23.	United States	12,700,000	11,874,500
	senior secured note, first lien, 144A, 5.875%, 6/01/25	United States	15,600,000	15,717,000

				58,824,725

	Semiconductors & Semiconductor Equipment 0.4%
	Qorvo Inc., senior note, 6.75%, 12/01/23	United States	15,800,000	17,360,250

	Software & Services 3.9%
[g]	BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	45,000,000	46,183,500
[g]	First Data Corp., secured note, first lien, 144A, 5.00%, 1/15/24	United States	10,000,000	10,400,000
	secured note, second lien, 144A, 5.75%, 1/15/24	United States	30,000,000	31,837,500
	senior note, 144A, 7.00%, 12/01/23	United States	14,000,000	15,120,000
	Infor (U.S.) Inc., senior note, 6.50%, 5/15/22	United States	39,000,000	40,803,750
[g]	Symantec Corp., senior note, 144A, 5.00%, 4/15/25	United States	12,600,000	13,104,000

				157,448,750

	Technology Hardware & Equipment 2.8%
[g]	Blackboard Inc., second lien, 144A, 9.75%, 10/15/21	United States	34,410,000	33,635,775
	CDW LLC/CDW Finance Corp., senior note, 5.00%, 9/01/25	United States	9,600,000	9,936,000
[g]	CommScope Inc., senior bond, 144A, 5.50%, 6/15/24	United States	7,000,000	7,367,500
	senior note, 144A, 5.00%, 6/15/21	United States	15,000,000	15,440,550
[g]	CommScope Technologies LLC, senior bond, 144A, 6.00%, 6/15/25	United States	10,200,000	10,890,540
[g]	Diamond 1 Finance Corp./Diamond 2 Finance Corp., senior note, 144A, 5.875%, 6/15/21	United States	4,500,000	4,767,187
	senior note, 144A, 7.125%, 6/15/24	United States	4,900,000	5,462,285
	senior secured bond, first lien, 144A, 6.02%, 6/15/26	United States	5,400,000	5,966,498
	senior secured note, first lien, 144A, 5.45%, 6/15/23	United States	7,000,000	7,610,323
[g]	Plantronics Inc., senior note, 144A, 5.50%, 5/31/23	United States	11,000,000	11,440,000

				112,516,658

	Telecommunication Services 7.9%
[g]	Block Communications Inc., senior note, 144A, 6.875%, 2/15/25	United States	8,700,000	9,385,125
	CenturyLink Inc., senior bond, 6.75%, 12/01/23	United States	6,300,000	6,756,750
	senior bond, 5.625%, 4/01/25	United States	12,900,000	12,855,753
	senior note, 5.80%, 3/15/22	United States	27,000,000	28,350,000
[g]	Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	15,000,000	14,246,700
[g]	Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	22,000,000	21,409,190
	senior note, 144A, 6.75%, 3/01/23	Bermuda	8,100,000	7,792,808
	Hughes Satellite Systems Corp., senior bond, 6.625%, 8/01/26	United States	22,650,000	24,065,625
	Intelsat Jackson Holdings SA, senior note, 7.25%, 10/15/20	Luxembourg	10,000,000	9,075,000
	senior note, 7.50%, 4/01/21	Luxembourg	4,000,000	3,580,000
	[g] senior secured note, first lien, 144A, 8.00%, 2/15/24	Luxembourg	8,400,000	9,114,000

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FRANKLIN HIGH INCOME TRUST

STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Telecommunication Services (continued)
[g]	Millicom International Cellular SA, senior note, 144A, 6.625%, 10/15/21	Luxembourg	$30,000,000	$31,421,700
	Sprint Communications Inc., senior note, 6.00%, 11/15/22	United States	6,500,000	6,938,750
	[g] senior note, 144A, 9.00%, 11/15/18	United States	3,968,000	4,359,840
	[g] senior note, 144A, 7.00%, 3/01/20	United States	9,800,000	10,902,500
	Sprint Corp., senior note, 7.625%, 2/15/25	United States	20,000,000	23,050,000
[g]	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC, first lien, 144A, 3.36%, 3/20/23	United States	20,000,000	20,343,958
	T-Mobile USA Inc., senior bond, 6.375%, 3/01/25	United States	22,400,000	24,332,000
	senior note, 6.00%, 4/15/24	United States	8,500,000	9,180,000
	senior note, 5.125%, 4/15/25	United States	9,000,000	9,405,990
[g]	Wind Acquisition Finance SA, secured note, second lien, 144A, 7.375%, 4/23/21	Italy	17,000,000	17,701,590
	senior secured note, first lien, 144A, 4.75%, 7/15/20	Italy	15,000,000	15,225,000

				319,492,279

	Transportation 0.5%
[g]	Florida East Coast Holdings Corp., secured note, first lien, 144A, 6.75%, 5/01/19	United States	10,000,000	10,325,000
	senior note, 144A, 9.75%, 5/01/20	United States	9,300,000	9,962,625

				20,287,625

	Utilities 4.5%
	Calpine Corp., senior bond, 5.75%, 1/15/25	United States	17,400,000	16,595,250
	senior note, 5.375%, 1/15/23	United States	18,300,000	17,979,750
	[g] senior secured bond, first lien, 144A, 5.875%, 1/15/24	United States	5,000,000	5,187,500
	Dynegy Inc., senior bond, 7.625%, 11/01/24	United States	3,000,000	2,925,000
	[g] senior note, 144A, 8.00%, 1/15/25	United States	38,700,000	37,732,500
[g]	InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	35,000,000	33,293,750
	NRG Yield Operating LLC, senior bond, 5.375%, 8/15/24	United States	16,000,000	16,600,000
	[g] senior bond, 144A, 5.00%, 9/15/26	United States	24,000,000	23,940,000
	Talen Energy Supply LLC, senior note, 6.50%, 6/01/25	United States	39,650,000	29,737,500

				183,991,250

	Total Corporate Bonds (Cost $3,656,708,609)			3,719,655,929

			Shares
	Escrows and Litigation Trusts 0.0%†
[a,d]	Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC, Escrow Account	United States	25,000,000	—
[a],d	NewPage Corp., Litigation Trust	United States	30,000,000	—
[a]	Penn Virginia Corp., Escrow Account	United States	25,000,000	437,500
a,[d]	Vistra Energy Corp., Escrow Account	United States	50,000,000	580,000

	Total Escrows and Litigation Trusts (Cost $1,442,951)			1,017,500

	Total Investments before Short Term Investments (Cost $4,004,552,368)			3,884,152,365

franklintempleton.com	Annual Report	23

FRANKLIN HIGH INCOME TRUST

STATEMENT OF INVESTMENTS

	Franklin High Income Fund (continued)
		Country	Shares	Value

	Short Term Investments (Cost $99,711,624) 2.5%
	Money Market Funds 2.5%
[k,l]	Institutional Fiduciary Trust Money Market Portfolio, 0.44%	United States	99,711,624	$99,711,624

	Total Investments (Cost $4,104,263,992) 98.1%			3,983,863,989
	Other Assets, less Liabilities 1.9%			77,594,579

	Net Assets 100.0%			$4,061,458,568

See Abbreviations on page 38.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 8 regarding restricted securities.

cSee Note 9 regarding holdings of 5% voting securities.

dSecurity has been deemed illiquid because it may not be able to be sold within seven days. At May 31, 2017, the aggregate value of these securities was $15,050,755, representing less than 0.1% of net assets.

eAt May 31, 2017, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading this security at year end.

fIncome may be received in additional securities and/or cash.

gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At May 31, 2017, the aggregate value of these securities was $2,033,926,671, representing 50.1% of net assets.

hPerpetual security with no stated maturity date.

iSee Note 7 regarding defaulted securities.

jThe coupon rate shown represents the rate at period end.

kSee Note 3(f) regarding investments in affiliated management investment companies.

lThe rate shown is the annualized seven-day yield at period end.

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FRANKLIN HIGH INCOME TRUST

Financial Statements

Statement of Assets and Liabilities

May 31, 2017

Franklin High Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$3,976,897,361
Cost - Non-controlled affiliates (Note 3f and 9)	127,366,631

Total cost of investments	$4,104,263,992

Value - Unaffiliated issuers	$3,853,021,170
Value - Non-controlled affiliates (Note 3f and 9)	130,842,819

Total value of investments	3,983,863,989
Receivables:
Investment securities sold	25,747,299
Capital shares sold	5,608,741
Dividends and interest	57,528,581
Other assets	3,048

Total assets	4,072,751,658

Liabilities:
Payables:
Capital shares redeemed	7,744,113
Management fees	1,496,647
Distribution fees	751,119
Transfer agent fees	1,039,019
Accrued expenses and other liabilities.	262,192

Total liabilities	11,293,090

Net assets, at value	$4,061,458,568

Net assets consist of:
Paid-in capital	$4,889,684,487
Distributions in excess of net investment income	(15,132,976)
Net unrealized appreciation (depreciation)	(120,400,003)
Accumulated net realized gain (loss)	(692,692,940)

Net assets, at value	$4,061,458,568

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FRANKLIN HIGH INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

May 31, 2017

Franklin High Income Fund

Class A:
Net assets, at value	$2,788,669,098

Shares outstanding	1,462,477,188

Net asset value per share[a]	$1.91

Maximum offering price per share (net asset value per share ÷ 95.75%)	$1.99

Class C:
Net assets, at value	$563,539,378

Shares outstanding	292,201,881

Net asset value and maximum offering price per share[a]	$1.93

Class R:
Net assets, at value	$187,180,167

Shares outstanding	96,494,595

Net asset value and maximum offering price per share	$1.94

Class R6:
Net assets, at value	$33,370,849

Shares outstanding	17,539,130

Net asset value and maximum offering price per share	$1.90

Advisor Class:
Net assets, at value	$488,699,076

Shares outstanding	255,911,202

Net asset value and maximum offering price per share	$1.91

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

26	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN HIGH INCOME TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended May 31, 2017

Franklin High Income Fund

Investment income:
Dividends:
Unaffiliated issuers	$1,987,939
Non-controlled affiliates (Note 3f)	138,395
Interest:
Unaffiliated issuers	249,713,732
Non-controlled affiliates (Note 9)	724,895

Total investment income	252,564,961

Expenses:
Management fees (Note 3a)	18,786,993
Distribution fees: (Note 3c)
Class A	4,229,382
Class C	3,730,781
Class R	1,045,466
Transfer agent fees: (Note 3e)
Class A	3,866,213
Class C	787,112
Class R	287,043
Class R6	1,824
Advisor Class	644,646
Custodian fees (Note 4)	35,382
Reports to shareholders	382,037
Registration and filing fees	195,839
Professional fees	229,263
Trustees’ fees and expenses	107,969
Other	137,548

Total expenses	34,467,498
Expense reductions (Note 4)	(2,686)
Expenses waived/paid by affiliates (Note 3f)	(420,126)

Net expenses	34,044,686

Net investment income	218,520,275

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(232,423,273)
Non-controlled affiliates (Note 9)	100,162

Net realized gain (loss)	(232,323,111)

Net change in unrealized appreciation (depreciation) on investments	631,183,633

Net realized and unrealized gain (loss)	398,860,522

Net increase (decrease) in net assets resulting from operations	$617,380,797

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	27

FRANKLIN HIGH INCOME TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin High Income Fund

	Year Ended May 31,
	2017	2016

Increase (decrease) in net assets:
Operations:
Net investment income	$218,520,275	$302,417,476
Net realized gain (loss)	(232,323,111)	(260,352,334)
Net change in unrealized appreciation (depreciation)	631,183,633	(582,466,954)

Net increase (decrease) in net assets resulting from operations	617,380,797	(540,401,812)

Distributions to shareholders from:
Net investment income:
Class A	(159,247,901)	(196,387,440)
Class C	(29,102,019)	(37,669,773)
Class R	(10,930,939)	(15,883,866)
Class R6	(1,886,706)	(5,740,383)
Advisor Class	(27,401,355)	(71,494,798)

Total distributions to shareholders	(228,568,920)	(327,176,260)

Capital share transactions: (Note 2)
Class A	(223,129,945)	(371,973,419)
Class C	(54,401,859)	(115,394,251)
Class R	(60,792,884)	(52,516,497)
Class R6	(7,559,596)	(28,454,518)
Advisor Class	(82,107,010)	(708,012,083)

Total capital share transactions	(427,991,294)	(1,276,350,768)

Net increase (decrease) in net assets	(39,179,417)	(2,143,928,840)
Net assets:
Beginning of year	4,100,637,985	6,244,566,825

End of year	$4,061,458,568	$4,100,637,985

Distributions in excess of net investment income included in net assets:
End of year	$(15,132,976)	$(29,087,709)

28	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN HIGH INCOME TRUST

Notes to Financial Statements

Franklin High Income Fund

1. Organization and Significant Accounting Policies

Franklin High Income Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of one fund, Franklin High Income Fund (Fund) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers five classes of shares: Class A, Class C, Class R, Classs R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

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FRANKLIN HIGH INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

1.   Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of May 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to

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FRANKLIN HIGH INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At May 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended May 31,
	2017		2016
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	257,158,477	$473,549,850	232,082,060	$407,227,817
Shares issued in reinvestment of distributions	75,932,035	138,843,273	96,519,961	169,759,447
Shares redeemed	(453,037,278)	(835,523,068)	(545,004,523)	(948,960,683)
Net increase (decrease)	(119,946,766)	$(223,129,945)	(216,402,502)	$(371,973,419)
Class C Shares:
Shares sold	41,221,633	$76,670,732	47,124,945	$83,649,903
Shares issued in reinvestment of distributions	14,146,434	26,167,808	18,780,833	33,427,912
Shares redeemed	(84,439,105)	(157,240,399)	(131,612,385)	(232,472,066)
Net increase (decrease)	(29,071,038)	$(54,401,859)	(65,706,607)	$(115,394,251)

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FRANKLIN HIGH INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

2. Shares of Beneficial Interest (continued)

	Year Ended May 31,
	2017		2016
	Shares	Amount	Shares	Amount
Class R Shares:
Shares sold	17,776,146	$33,224,811	21,581,566	$38,340,205
Shares issued in reinvestment of distributions	5,769,905	10,711,866	8,701,004	15,562,381
Shares redeemed	(56,102,557)	(104,729,561)	(59,943,422)	(106,419,083)
Net increase (decrease)	(32,556,506)	$(60,792,884)	(29,660,852)	$(52,516,497)
Class R6 Shares:
Shares sold	7,749,689	$14,240,327	24,911,032	$45,401,397
Shares issued in reinvestment of distributions	973,873	1,779,538	2,820,782	4,933,796
Shares redeemed	(13,045,466)	(23,579,461)	(46,285,536)	(78,789,711)
Net increase (decrease)	(4,321,904)	$(7,559,596)	(18,553,722)	$(28,454,518)
Advisor Class Shares:
Shares sold	182,890,582	$338,403,487	166,577,476	$293,777,629
Shares issued in reinvestment of distributions	13,258,046	24,255,051	37,828,081	67,014,914
Shares redeemed	(243,393,629)	(444,765,548)	(619,178,033)	(1,068,804,626)
Net increase (decrease)	(47,245,001)	$(82,107,010)	(414,772,476)	$(708,012,083)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers, and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

For the year ended May 31, 2017, the effective investment management fee rate was 0.457% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.15%
Class C	0.65%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$718,453
CDSC retained	$57,296

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FRANKLIN HIGH INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

3. Transactions with Affiliates (continued)

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended May 31, 2017, the Fund paid transfer agent fees of $5,586,838, of which $2,353,493 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to June 1, 2013, the waiver was accounted for as a reduction to management fees. During the year ended May 31, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Year
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.44%	142,510,253	1,415,789,159	(1,458,587,788)	99,711,624	$99,711,624	$138,395	$-	0.5%

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until September 30, 2017. There were no Class R6 transfer agent fees waived during the year ended May 31, 2017.

h. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended May 31, 2017, the purchase and sale transactions aggregated $0 and $5,996,750, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended May 31, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

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    FRANKLIN HIGH INCOME TRUST

    NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

At May 31, 2017, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2018	$146,834,317
Capital loss carryforwards not subject to expiration:
Short term	321,647
Long term	545,534,214
Total capital loss carryforwards	$692,690,178

On May 31, 2017, the Fund had expired capital loss carryforwards of $15,010,359, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended May 31, 2017 and 2016, was as follows:

	2017	2016

Distributions paid from ordinary income	$228,568,920	$327,176,260

At May 31, 2017, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$4,116,283,398
Unrealized appreciation	$166,313,087
Unrealized depreciation	(298,732,496)
Net unrealized appreciation (depreciation)	$(132,419,409)
Distributable earnings - undistributed ordinary income	$4,841,803

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities and bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2017, aggregated $1,382,310,503 and $1,814,538,247, respectively.

7. Credit Risk and Defaulted Securities

At May 31, 2017, the Fund had 92.3% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At May 31, 2017, the aggregate value of these securities was $4,944,155, representing 0.1% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

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FRANKLIN HIGH INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At May 31, 2017, investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares	Issuer	Acquisition Date	Cost	Value

25,000,000	Alpha Natural Resources Inc., second lien, 144A, 7.50%, 8/01/20	6/02/15	$—	$—
5,033	Chaparral Energy Inc., A, 144A	3/21/17	126,706	129,373
1,889,580	[a]Halcon Resources Corp.	6/29/12 - 11/24/15	48,519,782	$11,288,392
8,080	[b]Nine Point Energy Holdings Inc., cvt. pfd	3/24/17	7,552,087	7,777,723

	Total Restricted Securities (Value is 0.5% of Net Assets)		$56,198,575	$19,195,488

aThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $123,967 as of May 31, 2017.

bThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $5,173,448 as of May 31, 2017.

9. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended May 31, 2017, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares/ Warrants/ Principal Amount Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares/ Warrants/ Principal Amount Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)
Non-Controlled Affiliates
Goodrich Petroleum Corp.	—	1,069,250	(19,566)	1,049,684	$12,680,183	$—	$100,162
Goodrich Petroleum Corp., senior secured note, second lien, PIK, 13.50%, 8/30/19	—	575,865	—	575,865	568,652	19,520	—
Goodrich Petroleum Corp., senior secured note, second lien, PIK, cvt, 13.50%, 8/30/19	—	8,250,000	—	8,250,000	8,925,469	705,375	—
Goodrich Petroleum Corp., wts., 10/12/26	—	515,625	—	515,625	6,224,546	—	—
Titan Energy LLC	—	289,137	—	289,137	2,732,345	—	—

Total Affiliated Securities (Value is 0.8% of Net Assets)					$31,131,195	$724,895	$100,162

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    FRANKLIN HIGH INCOME TRUST

    NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended May 31, 2017, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of May 31, 2017, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Energy	$71,249,776	$—	$35,041,673		$106,291,449
Materials	285,098	1,317	—		286,415
Transportation	—	2,497,865	—		2,497,865
All Other Equity Investments[b]	12,647,536	—	—		12,647,536
Convertible Bonds	—	41,755,671	—		41,755,671
Corporate Bonds	—	3,719,086,372	569,557	[c]	3,719,655,929
Escrows and Litigation Trusts	—	437,500	580,000	[c]	1,017,500
Short Term Investments	99,711,624	—	—		99,711,624

Total Investments in Securities	$183,894,034	$3,763,778,725	$36,191,230		$3,983,863,989

aIncludes common and convertible preferred stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at May 31, 2017.

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FRANKLIN HIGH INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

12. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

13. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.

14. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

FRN Floating Rate Note

PIK Payment-In-Kind

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin High Income Trust and Shareholders of the Franklin High Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin High Income Fund (the “Fund”) as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

July 17, 2017

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FRANKLIN HIGH INCOME TRUST

Tax Information (unaudited)

Franklin High Income Fund

Under Section 854(b)(1)(B) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $1,987,939 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended May 31, 2017. Distributions, including qualified dividend income, paid during calendar year 2017 will be reported to shareholders on Form 1099-DIV by mid-February 2018. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $175,633,019 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended May 31, 2017.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	140	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	134	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and H.J. Heinz Company (processed foods and allied products) (1998-2006).

Principal Occupation During at Least the Past 5 Years:

Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly, Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	140	Hess Corporation (exploration and refining of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) 2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	140	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	140	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee sice 2007 and Lead Independent Trustee since 2008	114	None

Principal Occupation During at Least the Past 5 Years:

President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	156	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Chairman of the Board since 2013 and Trustee since 1978	140	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name,Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FT AlphaParity, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, U.S. Fund Administration Reporting & Fund Tax, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President –AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name,Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Effective November 1, 2016, Frank Olson ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN HIGH INCOME TRUST

Franklin High Income Fund

(Fund)

At an in-person meeting held on February 28, 2017 (Meeting), the Board of Trustees (Board) of Franklin High Income Trust, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent, and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the existing management fees are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity, derivatives and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2016. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a

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SHAREHOLDER INFORMATION

Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional high yield funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one- and 10-year periods was above the median of its Performance Universe, but for the three- and five-year periods was below the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted that at its February meeting each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from the fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and fifteen other high yield funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were both in the first quintile and below the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is fair and reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2016, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm has been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not

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SHAREHOLDER INFORMATION

excessive in view of the nature, quality and extent of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

Franklin High Income Fund

Investment Manager

Franklin Advisers, Inc.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	105 A 07/17

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $57,970 for the fiscal year ended May 31, 2017 and $56,910 for the fiscal year ended May 31, 2016.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended May 31, 2017 and $1,518 for the fiscal year ended May 31, 2016. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $255,000 for the fiscal year ended May 31, 2017 and $663,151 for the fiscal year ended May 31, 2016. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessment, and review of system processes related to fixed income securities.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $255,000 for the fiscal year ended May 31, 2017 and $664,669 for the fiscal year ended May 31, 2016.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN HIGH INCOME TRUST

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration

Date July 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration

Date July 27, 2017

By	/s/ Gaston Gardey
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer

Date July 27, 2017